Exhibit 99.2

Year ended December 31, 2025

Supplemental Information of Gulfport Energy

Production Volumes by Asset Area : Quarter ended, December 31, 2025

Production Volumes

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024
Natural gas (Mcf/day)
Utica & Marcellus	849,182	790,745
SCOOP	138,925	167,330
Total	988,107	958,075
Oil and condensate (Bbl/day)
Utica & Marcellus	3,464	3,800
SCOOP	1,288	1,429
Total	4,752	5,229
NGL (Bbl/day)
Utica & Marcellus	7,435	3,875
SCOOP	6,032	7,129
Total	13,467	11,004
Combined (Mcfe/day)
Utica & Marcellus	914,575	836,798
SCOOP	182,847	218,674
Total	1,097,422	1,055,472

Totals may not sum or recalculate due to rounding.

Production Volumes by Asset Area : Year ended, December 31, 2025

Production Volumes

	Year Ended December 31, 2025	Year Ended December 31, 2024
Natural gas (Mcf/day)
Utica & Marcellus	777,170	810,242
SCOOP	149,667	157,391
Total	926,837	967,633
Oil and condensate (Bbl/day)
Utica & Marcellus	4,737	2,314
SCOOP	1,456	1,672
Total	6,193	3,986
NGL (Bbl/day)
Utica & Marcellus	5,980	2,928
SCOOP	6,497	7,503
Total	12,477	10,431
Combined (Mcfe/day)
Utica & Marcellus	841,471	841,695
SCOOP	197,383	212,441
Total	1,038,854	1,054,136

Totals may not sum or recalculate due to rounding.

Production and Pricing : Quarter ended, December 31, 2025

The following table summarizes production and related pricing for the quarter ended December 31, 2025, as compared to such data for the quarter ended December 31, 2024:

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024
Natural gas sales
Natural gas production volumes (MMcf)	90,906	88,143
Natural gas production volumes (MMcf) per day	988	958
Total sales	$296,886	$221,554
Average price without the impact of derivatives ($/Mcf)	$3.27	$2.51
Impact from settled derivatives ($/Mcf)	$0.09	$0.48
Average price, including settled derivatives ($/Mcf)	$3.36	$2.99

Oil and condensate sales
Oil and condensate production volumes (MBbl)	437	481
Oil and condensate production volumes (MBbl) per day	5	5
Total sales	$23,436	$31,294
Average price without the impact of derivatives ($/Bbl)	$53.61	$65.05
Impact from settled derivatives ($/Bbl)	$8.93	$0.70
Average price, including settled derivatives ($/Bbl)	$62.54	$65.75

NGL sales
NGL production volumes (MBbl)	1,239	1,012
NGL production volumes (MBbl) per day	13	11
Total sales	$35,167	$31,985
Average price without the impact of derivatives ($/Bbl)	$28.38	$31.59
Impact from settled derivatives ($/Bbl)	$0.81	$(0.61)
Average price, including settled derivatives ($/Bbl)	$29.19	$30.98

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	100,963	97,103
Natural gas equivalents (MMcfe) per day	1,097	1,055
Total sales	$355,489	$284,833
Average price without the impact of derivatives ($/Mcfe)	$3.52	$2.93
Impact from settled derivatives ($/Mcfe)	$0.13	$0.43
Average price, including settled derivatives ($/Mcfe)	$3.65	$3.36

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.25	$0.20
Average taxes other than income ($/Mcfe)	$0.08	$0.08
Average transportation, gathering, processing and compression ($/Mcfe)	$0.92	$0.91
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.25	$1.19

Production and Pricing : Year ended, December 31, 2025

The following table summarizes production and related pricing for the year ended December 31, 2025, as compared to such data for the year ended December 31, 2024:

	Year Ended December 31, 2025	Year Ended December 31, 2024
Natural gas sales
Natural gas production volumes (MMcf)	338,296	354,154
Natural gas production volumes (MMcf) per day	927	968
Total sales	$1,056,429	$714,160
Average price without the impact of derivatives ($/Mcf)	$3.12	$2.02
Impact from settled derivatives ($/Mcf)	$0.14	$0.80
Average price, including settled derivatives ($/Mcf)	$3.26	$2.82

Oil and condensate sales
Oil and condensate production volumes (MBbl)	2,260	1,459
Oil and condensate production volumes (MBbl) per day	6	4
Total sales	$133,644	$101,589
Average price without the impact of derivatives ($/Bbl)	$59.12	$69.64
Impact from settled derivatives ($/Bbl)	$4.04	$0.11
Average price, including settled derivatives ($/Bbl)	$63.16	$69.75

NGL sales
NGL production volumes (MBbl)	4,554	3,818
NGL production volumes (MBbl) per day	12	10
Total sales	$133,454	$112,855
Average price without the impact of derivatives ($/Bbl)	$29.30	$29.56
Impact from settled derivatives ($/Bbl)	$(0.07)	$(0.56)
Average price, including settled derivatives ($/Bbl)	$29.23	$29.00

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	379,182	385,814
Natural gas equivalents (MMcfe) per day	1,039	1,054
Total sales	$1,323,527	$928,604
Average price without the impact of derivatives ($/Mcfe)	$3.49	$2.41
Impact from settled derivatives ($/Mcfe)	$0.15	$0.73
Average price, including settled derivatives ($/Mcfe)	$3.64	$3.14

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.22	$0.18
Average taxes other than income ($/Mcfe)	$0.08	$0.08
Average transportation, gathering, processing and compression ($/Mcfe)	$0.95	$0.91
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.25	$1.17

Totals may not sum or recalculate due to rounding.

Consolidated Statements of Income: Quarter ended, December 31, 2025

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024
REVENUES:
Natural gas sales	$296,886	$221,554
Oil and condensate sales	23,436	31,294
Natural gas liquid sales	35,167	31,985
Net gain (loss) on natural gas, oil and NGL derivatives	42,699	(44,960)
Total revenues	398,188	239,873
OPERATING EXPENSES:
Lease operating expenses	25,538	19,269
Taxes other than income	7,801	7,626
Transportation, gathering, processing and compression	93,170	88,189
Depreciation, depletion and amortization	81,681	84,322
Impairment of oil and natural gas properties	—	342,727
General and administrative expenses	10,726	12,129
Accretion expense	619	602
Total operating expenses	219,535	554,864
INCOME (LOSS) FROM OPERATIONS	178,653	(314,991)
OTHER EXPENSE (INCOME):
Interest expense	13,600	13,955
Other, net	47	3,806
Total other expense	13,647	17,761
INCOME (LOSS) BEFORE INCOME TAXES	165,006	(332,752)
INCOME TAX EXPENSE (BENEFIT):
Current	—	—
Deferred	32,591	(59,510)
Total income tax expense (benefit)	32,591	(59,510)
NET INCOME (LOSS)	132,415	(273,242)
Dividends on preferred stock	—	(937)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$132,415	$(274,179)
NET INCOME (LOSS) PER COMMON SHARE:
Basic	$6.90	$(15.40)
Diluted	$6.83	$(15.40)
Weighted average common shares outstanding—Basic	19,178	17,803
Weighted average common shares outstanding—Diluted	19,392	17,803

Consolidated Statements of Income: Year ended, December 31, 2025

(In thousands, except per share data)

(Unaudited)

	Year Ended December 31, 2025	Year Ended December 31, 2024
REVENUES:
Natural gas sales	$1,056,429	$714,160
Oil and condensate sales	133,644	101,589
Natural gas liquid sales	133,454	112,855
Net gain on natural gas, oil and NGL derivatives	99,056	29,527
Total revenues	1,422,583	958,131
OPERATING EXPENSES:
Lease operating expenses	84,242	70,112
Taxes other than income	29,908	29,737
Transportation, gathering, processing and compression	358,938	351,237
Depreciation, depletion and amortization	304,162	325,723
Impairment of oil and natural gas properties	—	373,214
General and administrative expenses	42,488	42,558
Accretion expense	2,421	2,307
Total operating expenses	822,159	1,194,888
INCOME (LOSS) FROM OPERATIONS	600,424	(236,757)
OTHER EXPENSE:
Interest expense	54,277	59,982
Loss on debt extinguishment	—	13,388
Other, net	2,842	7,336
Total other expense	57,119	80,706
INCOME (LOSS) BEFORE INCOME TAXES	543,305	(317,463)
INCOME TAX EXPENSE (BENEFIT):
Current	—	—
Deferred	115,495	(56,077)
Total income tax expense (benefit)	115,495	(56,077)
NET INCOME (LOSS)	427,810	(261,386)
Dividends on preferred stock	(1,666)	(4,230)
Deemed dividend on preferred stock	(29,986)	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$396,158	$(265,616)
NET INCOME (LOSS) PER COMMON SHARE:
Basic	$21.74	$(14.72)
Diluted	$21.48	$(14.72)
Weighted average common shares outstanding—Basic	18,223	18,050
Weighted average common shares outstanding—Diluted	18,440	18,050

Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	December 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$1,813	$1,473
Accounts receivable—oil, natural gas, and natural gas liquids sales	184,649	155,942
Accounts receivable—joint interest and other	9,282	8,727
Prepaid expenses and other current assets	7,952	7,086
Short-term derivative instruments	45,155	58,085
Total current assets	248,851	231,313
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	3,902,539	3,349,805
Unproved properties	232,959	221,650
Other property and equipment	13,008	11,291
Total property and equipment	4,148,506	3,582,746
Less: accumulated depletion, depreciation, amortization and impairment	(1,868,481)	(1,564,475)
Total property and equipment, net	2,280,025	2,018,271
Other assets:
Long-term derivative instruments	15,303	6,003
Deferred tax asset	465,738	581,233
Operating lease assets	561	6,099
Other assets	19,062	22,778
Total other assets	500,664	616,113
Total assets	$3,029,540	$2,865,697

Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	December 31, 2025	December 31, 2024
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$342,382	$298,081
Short-term derivative instruments	21,865	41,889
Current portion of operating lease liabilities	550	5,538
Total current liabilities	364,797	345,508
Non-current liabilities:
Long-term derivative instruments	8,916	35,081
Asset retirement obligation	32,912	32,949
Non-current operating lease liabilities	10	561
Long-term debt	788,187	702,857
Total non-current liabilities	830,025	771,448
Total liabilities	$1,194,822	$1,116,956
Commitments and contingencies
Mezzanine equity:
Preferred stock - $0.0001 par value, 110.0 thousand shares authorized, 0 issued and outstanding at December 31, 2025, and 37.3 thousand issued and outstanding at December 31, 2024	—	37,348
Stockholders’ equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 18.8 million issued and outstanding at December 31, 2025, and 17.8 million issued and outstanding at December 31, 2024	2	2
Additional paid-in capital	—	129,059
Retained earnings	1,834,716	1,582,332
Total stockholders’ equity	$1,834,718	$1,711,393
Total liabilities, mezzanine equity and stockholders’ equity	$3,029,540	$2,865,697

Consolidated Statement of Cash Flows: Quarter ended, December 31, 2025

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024
Cash flows from operating activities:
Net income (loss)	$132,415	$(273,242)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion, depreciation and amortization	81,681	84,322
Impairment of oil and natural gas properties	—	342,727
Net (gain) loss on derivative instruments	(42,699)	44,960
Net cash receipts on settled derivative instruments	13,195	41,696
Deferred income tax expense (benefit)	32,591	(59,510)
Stock-based compensation expense	2,911	2,548
Other, net	2,363	1,806
Changes in operating assets and liabilities, net	(37,025)	(36,459)
Net cash provided by operating activities	185,432	148,848
Cash flows from investing activities:
Additions to oil and natural gas properties	(144,670)	(77,188)
Proceeds from sale of oil and natural gas properties	—	225
Other, net	(288)	21
Net cash used in investing activities	(144,958)	(76,942)
Cash flows from financing activities:
Principal payments on Credit Facility	(252,000)	(211,000)
Borrowings on Credit Facility	348,000	219,000
Debt issuance costs and loan commitment fees	(38)	(113)
Dividends on preferred stock	—	(937)
Redemption of preferred stock	(1,049)	—
Repurchase of common stock under Repurchase Program	(126,938)	(41,323)
Repurchase of common stock under Repurchase Program - related party	(10,000)	(39,269)
Shares exchanged for tax withholdings	(3)	(8)
Other, net	—	(3)
Net cash used in financing activities	(42,028)	(73,653)
Net change in cash and cash equivalents	(1,554)	(1,747)
Cash and cash equivalents at beginning of period	3,367	3,220
Cash and cash equivalents at end of period	$1,813	$1,473

Consolidated Statement of Cash Flows: Year ended, December 31, 2025

(In thousands)

(Unaudited)

	Year Ended December 31, 2025	Year Ended December 31, 2024
Cash flows from operating activities:
Net income (loss)	$427,810	$(261,386)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion, depreciation and amortization	304,162	325,723
Impairment of oil and natural gas properties	—	373,214
Loss on debt extinguishment	—	13,388
Net gain on derivative instruments	(99,056)	(29,527)
Net cash receipts on settled derivative instruments	56,497	282,637
Deferred income tax expense (benefit)	115,495	(56,077)
Stock-based compensation expense	12,156	10,958
Other, net	8,599	6,315
Changes in operating assets and liabilities, net	(22,470)	(15,212)
Net cash provided by operating activities	803,193	650,033
Cash flows from investing activities:
Additions to oil and natural gas properties	(527,569)	(454,098)
Proceeds from sale of oil and natural gas properties	150	225
Other, net	(1,762)	(2,120)
Net cash used in investing activities	(529,181)	(455,993)
Cash flows from financing activities:
Principal payments on Credit Facility	(1,246,000)	(1,036,000)
Borrowings on Credit Facility	1,355,000	956,000
Issuance of 2029 Senior Notes	—	650,000
Early retirement of 2026 Senior Notes	(25,702)	(524,298)
Premium paid on 2026 Senior Notes	—	(12,941)
Debt issuance costs and loan commitment fees	(35)	(14,933)
Dividends on preferred stock	(1,666)	(4,230)
Redemption of preferred stock	(32,423)	—
Repurchase of common stock under Repurchase Program	(279,961)	(105,344)
Repurchase of common stock under Repurchase Program - related party	(25,000)	(79,133)
Net cash payments on performance vesting restricted stock units	(12,297)	—
Shares exchanged for tax withholdings	(5,579)	(23,614)
Other, net	(9)	(3)
Net cash used in financing activities	(273,672)	(194,496)
Net change in cash and cash equivalents	340	(456)
Cash and cash equivalents at beginning of period	1,473	1,929
Cash and cash equivalents at end of period	$1,813	$1,473

2026E Guidance

Gulfport's 2026 guidance assumes commodity strip prices as of February 2, 2026, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2026
	Low	High
Production
Average daily gas equivalent (Bcfe/day)	1.030	1.055
Average daily liquids production (MBbl/day)	18.0	21.0
% Gas	~89%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.15)	$(0.30)
NGL (% of WTI)	40%	50%
Oil (differential to NYMEX WTI) ($/Bbl)	$(6.00)	$(7.00)

Expenses
Lease operating expense ($/Mcfe)	$0.21	$0.25
Taxes other than income ($/Mcfe)	$0.07	$0.09
Transportation, gathering, processing and compression ($/Mcfe)	$0.95	$1.00
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.12	$0.14

	Total
	(in millions)
Capital expenditures (incurred)
Operated D&C	$365	$390
Maintenance land and seismic	$35	$40
Total capital expenditures	$400	$430

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to the continued administration of our prior Chapter 11 filing.
(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport's hedging positions as of February 19, 2026.

	1 Q2026	2 Q2026	3 Q2026	4 Q2026	Full Year 2026	Full Year 2027
Natural Gas Contract Summary:
Fixed Price Swaps
Volume (BBtupd)	336	350	350	350	347	210
Weighted Average Price ($/MMBtu)	$3.81	$3.81	$3.81	$3.81	$3.81	$3.93

Fixed Price Collars
Volume (BBtupd)	170	150	150	150	155	110
Weighted Average Floor Price ($/MMBtu)	$3.69	$3.61	$3.61	$3.61	$3.63	$3.75
Weighted Average Ceiling Price ($/MMBtu)	$4.41	$4.35	$4.35	$4.35	$4.37	$4.27

Basis Contract Summary:
Rex Zone 3 Basis
Volume (BBtupd)	80	80	80	80	80	50
Differential ($/MMBtu)	$(0.18)	$(0.18)	$(0.18)	$(0.18)	$(0.18)	$(0.19)

Tetco M2 Basis
Volume (BBtupd)	170	170	170	170	170	100
Differential ($/MMBtu)	$(0.95)	$(0.95)	$(0.95)	$(0.95)	$(0.95)	$(0.85)

NGPL TX OK Basis
Volume (BBtupd)	30	30	30	30	30	40
Differential ($/MMBtu)	$(0.30)	$(0.30)	$(0.30)	$(0.30)	$(0.30)	$(0.33)

TGP 500 Basis
Volume (BBtupd)	20	20	20	20	20	—
Differential ($/MMBtu)	$0.56	$0.56	$0.56	$0.56	$0.56	$—

Transco Station 85 Basis
Volume (BBtupd)	10	10	10	10	10	—
Differential ($/MMBtu)	$0.56	$0.56	$0.56	$0.56	$0.56	$—

Oil Contract Summary:
Fixed Price Collars
Volume (Bblpd)	742	1,250	1,250	1,250	1,125	300
Weighted Average Floor Price ($/Bbl)	$55.00	$55.00	$55.00	$55.00	$55.00	$55.00
Weighted Average Ceiling Price ($/Bbl)	$70.85	$71.24	$71.24	$71.24	$71.18	$68.00

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	3,000	3,000	2,000	2,000	2,496	—
Weighted Average Price ($/Bbl)	$30.67	$30.67	$31.25	$31.25	$30.91	$—

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tools to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to income (loss) less non-cash derivative loss (gain), impairment of oil and natural gas properties, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation expenses, loss on debt extinguishment, other non-material expenses and the tax effect of the adjustments to net income (loss).

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, income tax expense (benefit), depreciation, depletion, amortization, impairment and accretion, non-cash derivative (gain) loss, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation, loss on debt extinguishment and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by operating activities but excluded from adjusted EBITDA less interest expense, capitalized expenses incurred and capital expenditures incurred. Gulfport includes an adjusted free cash flow estimate for 2025. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing. Gulfport includes a recurring general and administrative expense estimate for 2025. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Quarter ended, December 31, 2025

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024

Net Income (Loss) (GAAP)	$132,415	$(273,242)

Adjustments:
Non-cash derivative (gain) loss	(29,504)	86,656
Impairment of oil and natural gas properties	—	342,727
Non-recurring general and administrative expense	467	963
Stock-based compensation expense	2,911	2,548
Other, net(1)	47	3,806
Tax effect of adjustments(2)	5,151	(78,082)
Adjusted Net Income (Non-GAAP)	$111,487	$85,376

(1)	For the three months ended December 31, 2024, “Other, net” included approximately $2.0 million related to changes in the Company's legal reserves for certain litigation and regulatory proceedings. Additionally, “Other, net” included approximately $1.9 million as a result of a write-down of certain of its pipe inventory that the Company did not expect to utilize in its drilling and completion activities.
(2)	Deferred income taxes were approximately 20% and 18% for the three months ended December 31, 2025 and December 31, 2024, respectively.

Adjusted Net Income: Year ended, December 31, 2025

(In thousands)

(Unaudited)

	Year Ended December 31, 2025	Year Ended December 31, 2024

Net Income (Loss) (GAAP)	$427,810	$(261,386)

Adjustments:
Non-cash derivative (gain) loss	(42,559)	253,110
Impairment of oil and natural gas properties	—	373,214
Non-recurring general and administrative expense	1,905	2,524
Stock-based compensation expense	12,156	10,958
Loss on debt extinguishment	—	13,388
Other, net(1,2)	2,842	7,336
Tax effect of adjustments(3)	5,454	(116,650)
Adjusted Net Income (Non-GAAP)	$407,608	$282,494

(1)	For the year ended December 31, 2025, “Other, net” included approximately $2.4 million related to changes in the Company's legal reserves for certain litigation and regulatory proceedings.
(2)	For the year ended December 31, 2024, “Other, net” included approximately $4.9 million related to changes in the Company's legal reserves for certain litigation and regulatory proceedings. Additionally, “Other, net” included approximately $1.9 million as a result of a write-down of certain of its pipe inventory that the Company did not expect to utilize in its drilling and completion activities.
(3)	Deferred income taxes were approximately 21% and 18% for the year ended December 31, 2025 and December 31, 2024, respectively.

Adjusted EBITDA: Quarter ended, December 31, 2025

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024

Net Income (Loss) (GAAP)	$132,415	$(273,242)

Adjustments:
Interest expense	13,600	13,955
Income tax expense (benefit)	32,591	(59,510)
DD&A, impairment and accretion	82,300	427,651
Non-cash derivative (gain) loss	(29,504)	86,656
Non-recurring general and administrative expenses	467	963
Stock-based compensation expense	2,911	2,548
Other, net(1)	47	3,806
Adjusted EBITDA (Non-GAAP)	$234,827	$202,827

(1)	For the three months ended December 31, 2024, “Other, net” included approximately $2.0 million related to changes in the Company's legal reserves for certain litigation and regulatory proceedings. Additionally, “Other, net” included approximately $1.9 million as a result of a write-down of certain of its pipe inventory that the Company did not expect to utilize in its drilling and completion activities.

Adjusted EBITDA: Year ended, December 31, 2025

(In thousands)

(Unaudited)

	Year Ended December 31, 2025	Year Ended December 31, 2024

Net Income (Loss) (GAAP)	427,810	(261,386)

Adjustments:
Interest expense	54,277	59,982
Income tax expense (benefit)	115,495	(56,077)
DD&A, impairment and accretion	306,583	701,244
Non-cash derivative (gain) loss	(42,559)	253,110
Non-recurring general and administrative expenses	1,905	2,524
Stock-based compensation expense	12,156	10,958
Loss on debt extinguishment	—	13,388
Other, net(1,2)	2,842	7,336
Adjusted EBITDA (Non-GAAP)	$878,509	$731,079

(1)	For the year ended December 31, 2025, “Other, net” included approximately $2.4 million related to changes in the Company's legal reserves for certain litigation and regulatory proceedings.
(2)	For the year ended December 31, 2024, “Other, net” included approximately $4.9 million related to changes in the Company's legal reserves for certain litigation and regulatory proceedings. Additionally, “Other, net” included approximately $1.9 million as a result of a write-down of certain of its pipe inventory that the Company did not expect to utilize in its drilling and completion activities.

Adjusted Free Cash Flow: Quarter ended, December 31, 2025

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024

Net cash provided by operating activity (GAAP)	$185,432	$148,848
Adjustments:
Interest expense	13,600	13,955
Non-recurring general and administrative expenses	467	963
Other, net(1)	(1,697)	2,602
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	62,659	67,011
Accounts receivable - joint interest and other	1,372	(5,547)
Accounts payable and accrued liabilities	(25,805)	(25,184)
Prepaid expenses	(1,191)	183
Other assets	(10)	(4)
Total changes in operating assets and liabilities, net	$37,025	$36,459
Adjusted EBITDA (Non-GAAP)	$234,827	$202,827
Interest expense	(13,600)	(13,955)
Capitalized expenses incurred(2)	(6,652)	(6,721)
Capital expenditures incurred(3,4,5)	(94,404)	(56,941)
Adjusted free cash flow (Non-GAAP)	$120,171	$125,210

(1)	For the three months ended December 31, 2024, “Other, net” included approximately $2.0 million related to changes in the Company's legal reserves for certain litigation and regulatory proceedings. Additionally, “Other, net” included approximately $1.9 million as a result of a write-down of certain of its pipe inventory that the Company did not expect to utilize in its drilling and completion activities.
(2)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(3)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(4)	For the three months ended December 31, 2025, includes $0.5 million and $1.9 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $47.2 million.
(5)	For the three months ended December 31, 2024, includes $0.3 million and $1.4 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $6.0 million.

Adjusted Free Cash Flow: Year ended, December 31, 2025

(In thousands)

(Unaudited)

	Year Ended December 31, 2025	Year Ended December 31, 2024

Net cash provided by operating activity (GAAP)	$803,193	$650,033
Adjustments:
Interest expense	54,277	59,982
Non-recurring general and administrative expenses	1,905	2,524
Other, net(1,2)	(3,336)	3,328
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	28,707	33,463
Accounts receivable - joint interest and other	555	(13,494)
Accounts payable and accrued liabilities	(8,193)	(4,067)
Prepaid expenses	1,412	(667)
Other assets	(11)	(23)
Total changes in operating assets and liabilities	22,470	15,212
Adjusted EBITDA (Non-GAAP)	$878,509	$731,079
Interest expense	(54,277)	(59,982)
Capitalized expenses incurred(3)	(25,415)	(24,712)
Capital expenditures incurred(4,5,6)	(474,118)	(389,574)
Adjusted free cash flow (Non-GAAP)	$324,699	$256,811

(1)	For the year ended December 31, 2025, “Other, net” included approximately $2.4 million related to changes in the Company's legal reserves for certain litigation and regulatory proceedings.
(2)	For the year ended December 31, 2024, “Other, net” included approximately $4.9 million related to changes in the Company's legal reserves for certain litigation and regulatory proceedings. Additionally, “Other, net” included approximately $1.9 million as a result of a write-down of certain of its pipe inventory that the Company did not expect to utilize in its drilling and completion activities.
(3)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(4)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(5)	For the year ended December 31, 2025, includes $6.7 million and $4.1 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $62.9 million.
(6)	For the year ended December 31, 2024, includes $4.3 million and $3.8 million of non-D&C capital and non-operated capital expenditures, respectively. Additionally, excludes targeted discretionary acreage acquisitions of $44.8 million.

Recurring General and Administrative Expenses:

Quarter ended, December 31, 2025

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2025			Three Months Ended December 31, 2024
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$7,815	$2,911	$10,726	$9,581	$2,548	$12,129
Capitalized general and administrative expense	4,910	1,434	6,344	5,552	1,256	6,808
Non-recurring general and administrative expense	(467)	—	(467)	(963)	—	(963)
Recurring general and administrative before capitalization (Non-GAAP)	$12,258	$4,345	$16,603	$14,170	$3,804	$17,974

Recurring General and Administrative Expenses:

Year ended, December 31, 2025

(In thousands)

(Unaudited)

	Year Ended December 31, 2025			Year Ended December 31, 2024
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$30,332	$12,156	$42,488	$31,600	$10,958	$42,558
Capitalized general and administrative expense	19,260	5,987	25,247	19,940	5,398	25,338
Non-recurring general and administrative expense	(1,905)	—	(1,905)	(2,524)	—	(2,524)
Recurring general and administrative before capitalization (Non-GAAP)	$47,687	$18,143	$65,830	$49,016	$16,356	$65,372